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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in the Registration Statement Nos. 33-61787, 33-17071, and 33-52598 of CFX Corporation on Form S-8 of our report on the financial statements of Orange Savings Bank dated January 27, 1995, appearing in the Annual Report on Form 10-K of CFX Corporation and Subsidiaries for the year ended December 31, 1995.

                                          Deloitte & Touche LLP

Boston, Massachusetts
March 29, 1996